                                                                    Exhibit 10.8

                               MASTER AGREEMENT

                                    BETWEEN

                              TERAYON CORPORATION

                                      AND

                                NET BRASIL S.A.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

MASTER AGREEMENT BETWEEN TERAYON CORPORATION AND NET BRASIL S.A.

The parties to this Agreement, dated as of June 30, 1997 for reference only, are:

TERAYON CORPORATION, hereinafter "TERAYON", a company organized under the laws of California, USA, with its principal offices located at 2952, Bunker Hill Lane, Santa Clara CA 95054, hereafter duly represented by the undersigned;

and

NET BRASIL S.A., hereinafter "NET BR", a company organized under the laws of Brazil, with its principal offices located at Avenida Miruna 168, Sao Paulo-SP, Brazil, hereafter duly represented by the undersigned;

                                    RECITALS

WHEREAS TERAYON has developed and desires to avail to NET BR a Proprietary Technology which has oriented and has also been incorporated to TERAYON's TeraPro(TM) Cable Modem and the TeraLink 1000 Master Controller projects;

WHEREAS TERAYON has developed and desires to avail to NET BR the complementary headend equipment and is hereby desiring to sell and license to NET BR for its marketing, use and sale all Product deriving from such Proprietary Technology and softwares so related;

WHEREAS TERAYON has elected and hereby desires to appoint NET BR as its Distributor for Product and softwares as mentioned hereinabove in the territory of Mercosul more specifically Argentina, Paraguay, Uruguay , Bolivia and other countries to be agreed upon in writing by the parties;

WHEREAS TERAYON has elected and hereby desires to appoint NET BR as its Most Preferred Distributor for Product and softwares as mentioned hereinabove in the territory of Brazil.

WHEREAS NET BR under the conditions stated hereinunder is willing to accept the appointment to act as a Distributor in the territory of Mercosul and, to act as Most Preferred Distributor of TERAYON in the Territory of Brazil;

WHEREAS NET BR, upon mutual agreement with its NACS has performed tests and completed a thorough evaluation of the platforms designed by TERAYON in accordance to its Proprietary Technology;

WHEREAS NET BR as requested by the NACS will coordinate the purchase from TERAYON; of TeraPro, TeraLink and the correspondent headend equipment as resulting from the Technology herein;

WHEREAS TERAYON as hereinunder set forth is to provide warranty and supporting services related to maintenance, installation assistance and training to allow the achievement of the Product's capabilities, performance and duration as expected by NET BR.

WHEREAS TERAYON, NET BR and its NACS shall use their best efforts in the performance of their obligations under this Agreement;

NOW, THEREFORE, TERAYON and NET BR agree to enter into this Master Agreement, subject to the following covenants and conditions:

1.    DEFINITIONS

As used in the Agreement, the expressions hereunder shall have the following
               ---------
meanings:

1.1.  The term Agreement shall apply to this Master Agreement and to all
               ---------
      statements, attachments, exhibits and amendments attached hereto made in strict accordance with the business reflected hereto.

1.2.  The following expressions shall mean:

      a)  NACS (NET Affiliate Cable System) - any operating company so
          ----
          designated by NET BR in writing which is or becomes under agreement with NET BR and which will be jointly responsible with NET BR under the terms of the Agreement herein;
                           ---------
      b)  Related Company - a company in any way related to TERAYON and/or NET
          ---------------
          BR with regard to the Agreement herein;
      c)  Receiving Party - the party receiving Confidential Information;
          ---------------
      d)  Disclosing Party - the party disclosing Confidential Information;
          ----------------
      e)  Receiver - NET BR or its NACS personnel or TERAYON personnel receiving
          --------
          Confidential Information

1.3.  Product (collectively) - the Products listed in Attachment A and described
      -------
      by their respective technical and functional characteristics also listed in Attachment A, as amended by mutual agreement of the parties from time to time.

1.4.  Optional (s) - the addition to the Product by TERAYON upon NET BR's
      --------                           -------
      written request of certain features as either a different release hereinafter "DR" of the Product or an additional module hereinafter "AM" to such Product as described in Attachment A, and as amended by mutual
              -------
      Agreement from time to time.
      ---------

1.5.  Improvements - modifications made or acquired by TERAYON in accordance to
      ------------
      the technical changes either requested by NET BR or as a result of TERAYON's engineering and development

1.6.  Spare Parts - any part related to Product hereinabove which are defined in
      -----------                       -------
      accordance with the Attachment A to be used by TERAYON either in Product
                                                                       -------
      repair or maintenance.

1.7.  Technology - the knowledge possessed and known by TERAYON as necessary to
      ----------
      meet specifications and applications for the Product.
                                                   -------

1.8.  Acceptance Test Plan hereinafter ATP - the defined criteria and process
      --------------------
      mutually agreed upon by the parties in writing in Attachment B which are necessary to evaluate and demonstrate that Product listed in Attachment A
                                                 -------
      provides the features and conforms to specifications required by NET BR, as listed in Attachment A, in all material respects.

1.9.  Technology Verification hereinafter TCVN - the test, as set forth in
      -----------------------
      Attachment B, performed on prototype and Product as provided by TERAYON
                                               -------
      for installation on a target hybrid fiber coax plant, for verification by NET BR and the NACS of the basic technological capability of TERAYON to provide the functions and features as defined in Attachment A.

1.10. Effective Date - the date of the last signature to this Agreement in
      --------------                                          ---------
      strict accordance of the terms of Section 21.1.

1.11. Initial Date - the date of the written approval by NET BR of the final
      ------------
      results of the first TCVN as conducted in accordance to Attachment B.

                       CONFIDENTIAL TREATMENT REQUESTED

2.      OBJECT

2.1.    TERAYON hereby agrees to sell Product to NET BR or to NET BR's NACS as
                                      -------
        duly assigned in writing by NET BR through the correspondent purchase order. The minimum purchase requirements of Product shall be set forth
                                                    -------
        in Attachment C.

2.2.    TERAYON hereby grants NET BR, [*****************************************
        ****************************************], as set forth in Attachment C.
        ------------

2.3.    TERAYON hereby grants NET BR, [****************************************
        *********************************************************************].
                            ------------

2.4.    TERAYON is hereby committed to NET BR and its NACS not to sell Product
                                                                       -------
        or Spare Parts to any other like customer in the Territory of Brazil on
           ----- -----
        terms that, when compared to conditions expressed in the Agreement
                                                                 ---------
        hereinunder, are more favorable.

3.      PURCHASE PRICE

3.1.    The purchase price for the volume of Product is listed in Attachment C.
                                             -------

3.1.1.  Nevertheless Product price shall [**********************] between the
                     -------
        parties aiming [************], previously to any [*****************
        ******] either within the original term of the Agreement or any eventual
                                                       ---------
        term therefrom.

3.1.2.  Product price will be [*****] according to [**************], related
        -------
        to Product [**************************] and [*********************]:
           -------

3.2.    Product unit pricing, as stated in Attachment C, is assignable to NET
        -------
        BR's NACS and shall be recalculated every [**************] as of the date of the first shipment. Resulting credits will be due and paid to NET BR by TERAYON in a mechanism to be agreed upon by and between the parties.

3.3.    All payments under this Agreement shall be made either by the wire
                                ---------
        transfer or by irrevocable letter of credit in U.S. Dollars to TERAYON in Santa Clara CA, for the supply of Product.
                                             -------

[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

                       CONFIDENTIAL TREATMENT REQUESTED


3.4.    The minimum volume purchase requirements of Product stated in Attachment
                                                    -------
        C will be [****************************************************
        *********************
        *******************************.
            -------
        ************************************************************************
                                  -------
        ********************************************************.]


4.      TERMS OF PAYMENT

        NET BR shall cause payments to be made to TERAYON in accordance to NET BR's assignment of the purchase order and shall always be accomplished within thirty (30) calendar days after receipt of the Proforma invoice from TERAYON.

5.      PURCHASE ORDERS AND ROLLING FORECAST

5.1. All purchase orders will be placed by NET BR or its NACS with TERAYON ninety (90) days in advance of the requested date of the shipment.

5.2. Simultaneously to a NACS written acceptance of the assignment (an Assignee) of any purchase order so assigned by NET BR (an Assignor), NACS will declare in writing on the text of each and all correspondent purchase order to abide by the entirety of the terms and commercial conditions of both the purchase order and the Agreement hereinunder.
                                                      ---------

5.3. Any and all purchase orders assigned by NET BR to its NACS in accordance to the Section 5.2. hereinabove shall be unconditionally accepted by TERAYON as per the entirety of its original terms and commercial conditions like any other valid and binding purchase order solely submitted to TERAYON by NET BR within the Agreement herein.
                                                  ---------

5.4. NET BR and its NACS will jointly define, upon TERAYON advise, the type, volume or percentage of Spare Parts to be informed to TERAYON by
                                -----------
        purchase orders. Spare Parts will be produced, supplied and shipped on a
                         -----------
        firm condition by TERAYON, as specified in the in the purchase orders and in strict accordance to the Attachment C hereto.

5.5. NET BR shall quarterly provide TERAYON no later than the tenth (10th) day of each month with a twelve (12) month rolling forecast for the supply of the Product. The starting date of the rolling forecast will be
                      -------
        adjusted upon mutual Agreement between the parties in writing.
                             ---------

5.5.1. The first three (3) months of the forecast shall be considered to be one hundred per cent (100%) accurate and shall be a release for the quantity of the Product stated therein.
               -------

[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

                       CONFIDENTIAL TREATMENT REQUESTED

5.5.2. The second three (3) months of the forecast shall have at least seventy five (75%) accuracy and the last six (6) months shall be the best available estimate.

5.5.3. The initial three (3) months of the forecast will placed by NET BR with TERAYON. The first forecast will be sent by NET BR to TERAYON on a date previous to the Initial Date.
                        ------------

5.5.4. Delivery dates as stated in the forecasts shall be deemed to have been accepted by TERAYON unless no later than ten (10) calendar days after TERAYON's receipt of a six-month forecast, TERAYON notifies NET BR in writing of its inability to meet the required shipping schedule and notifies NET BR of the shipment schedule it can achieve which will be subjected to NET BR's written approval.

5.5.5. The schedule sent by TERAYON to NET BR as per Section 5.5.4. hereinabove shall be deemed to have been accepted by NET BR unless NET BR provides notice to TERAYON within ten (10) calendar days of the receipt of such amended schedule that the schedule is not acceptable.

5.6. NET BR or its assigned NACS may, at any time, cancel the purchase of the Product or services hereinunder in whole or in part, but only by paying:
        -------
        (I) [**********************] of the purchase price if such cancellation is received by TERAYON more than [****************] before the scheduled delivery date; (II) [********************] of the purchase price if such cancellation is received more than [********************], but less than [****************] before the schedule delivery date; (III) [******* *******************] of the purchase price if such cancellation is received more than [*****************], but less than [***************]
        before the schedule delivery date; and (IV) [********************] if such cancellation is received less than [*****************] before the schedule delivery date.

5.7. NET BR shall allow TERAYON and/or its duly authorized representatives reasonable access to the premises and personnel of NET BR for the purpose of acquainting themselves with the quality of sales, licensing and service to customers carried out by NET BR as a Most Preferred Distributor in the territory of Brazil.

5.7.1. NET BR shall maintain accurate records of its sales and/or sublicenses of the Product for a period of two (2) years after the issuance of the
               -------
        corresponding fiscal documentation for the specific sale.

5.8. NET BR shall at its own expense obtain all required government import approvals or other permits, customs clearances, or authorizations required for the shipment and sale of Product into and within the
                                              -------
        Territory of Brazil.


[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

                       CONFIDENTIAL TREATMENT REQUESTED

6.      DISTRIBUTIONSHIP

6.1. At such time as the market opportunities represent the purchase of an aggregate of [******************************] units of Product NET BR
                                                               -------
        shall, by writing notice to TERAYON within sixty (60) days, have the option, directly or indirectly, by an appointment of a third party under mutual written agreement with TERAYON, to promote, develop a market for, sell and distribute the Product and Spare Parts for use in the Territory
                                -------     -----------
        of Brazil. In furtherance of such undertakings, NET BR shall:

        a) maintain a qualified distributor organization employing such technical sales and service personnel, including without limitation technical specialists specifically trained to support the Product,
                                                                      -------
            as reasonably necessary to fully develop and support the market potential for the Product, and ensure that at all times the Product
                              -------                                   -------
            are sold or supported only by such personnel;

        b) assign a technically competent sales engineer or product manager to the marketing and distribution of the Product, and ensure that such
                                                  -------
            individual attends, at NET BR's expense, the periodic training sessions sponsored by TERAYON;

        c) at its own expense, participate in at least two exhibitions and trade fair shows within the Territory of Brazil at which the Product
                                                                         -------
            may reasonably be displayed and demonstrated;

        d)  provide adequate promotion of the Product, including sales promotion
                                              -------
            materials in the language or languages necessary for proper marketing of the Product in the Territory of Brazil, and send copies
                             -------
            of all promotional materials to TERAYON for its written approval prior to use or distribution of such materials; and

        e) provide a written marketing plan to TERAYON which plan shall include trial locations, market potential for the Product, strategy and
                                                      -------
            tactics by territory, key or target accounts and a one (1) year estimate of business by calendar quarter commencing with the quarter within which this Agreement is signed.
                              ---------

6.2.    NET BR shall effect all sales of the Product to customers of NET BR upon
                                             -------
        NET BR's standard terms and conditions for sales and/or sublicenses attached hereto as Exhibit D (if NET BR's standard terms and conditions is in a language other than English, an English translation thereof shall also be attached hereto as Exhibit D), with such changes thereto as may be necessary to conform to the provisions of this Agreement and
                                                                 ---------
        other reasonable minimum terms and conditions requested by TERAYON. In the event that NET BR proposes to sell Product to a customer on terms
                                               -------
        materially different from those set forth on Exhibits C, NET BR shall give written notice to TERAYON of such proposed non-standard terms prior to completing such sale or sublicense.

6.3.    NET BR shall not solicit sales or accept orders for the Product, create
                                                                -------
        branch establishments, or maintain warehouses for delivery purposes outside the Territory of Brazil without the prior written approval of TERAYON.

[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

                       CONFIDENTIAL TREATMENT REQUESTED

6.4. NET BR shall keep TERAYON fully informed of all governmental, commercial, and industrial activities and plans which do or reasonably could affect the Product in the Territory.
                         -------

6.5. The parties hereto agree that, due to the close relationship involved in a distributorship agreement, TERAYON must necessarily rely on NET BR's business experience and good reputation to ensure the protection of TERAYON's trademarks and reputation and good will.

7.      LOGO

        The parties hereby agree that TERAYON labeling shall only be affixed on the back of the Product. In line with the specifications and design, to
                        -------
        be mutually agreed upon in writing, at the time and in accordance with the placement of the P.O. by either NET BR or its NACS, TERAYON shall provide for to allow NET BR's labeling to be exhibited as per instructions, mutually agreed upon in writing, on whatever surfaces that may be indicated by NET BR of each TeraPro unit console and consistent with the requirements of Section 12.

8.      CONFORMANCE AND ACCEPTANCE

8.1.    TERAYON hereby agrees that only Product which is in conformance with the
                                        -------
        specifications set forth in Attachment A and as had been verified through the ATP will be accepted by NET BR and/or its NACS and shall be subject to payments.

8.2.    In case non-conforming TCVN Product is indicated by NET BR or its NACS
                                    -------
        after a laboratory testing agreed upon by and between NET BR and TERAYON to exceed [****************] of the total volume of a specific shipment, NET BR or its NACS are hereby entitled, after initial training and optimization of the said laboratory tests, to refuse acceptance of the entirety of the lot of that specific shipment, given that the parties on a good faith basis have mutually conducted unsuccessful reasonable attempts to overcome and remedy the failure as mentioned above.

8.3. TERAYON will be liable for the cost of the return shipment of the Product which is not accepted by NET BR and/or its NACS as a result of
        -------
        the procedures stated in Section 8.2. hereinabove. Upon mutual consent in writing TERAYON and NET BR may agree on a different solution.

8.4. Upon the occurrence of the event mentioned in Section 8.2, TERAYON shall provide a new shipment not less than within 45 days effective from the TCVN.

[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

                       CONFIDENTIAL TREATMENT REQUESTED

9.       DISCONTINUANCE

9.1.     TERAYON is hereby allowed to unilaterally discontinue the Product or
                                                                   -------
         its production line if NET BR or its NACS have not purchased in the previous calendar year at least [********************] of the units forecast volume stated in Attachment C or upon giving a twelve (12) months advance written notice to NET BR.

9.2.     TERAYON hereby agrees to supply Spare Parts in sufficient number to
                                         -----------
         allow the Product's normal use during [five years] after the last
                   ---------
         delivery of the Product. NET BR may only use such parts as replacements
                         -------
         parts for damaged Product previously supplied by TERAYON within the
                           -------
         terms of the Agreement. The confidentiality, ownership, and license
                      ---------
         provisions of this Agreement shall remain in effect with respect to
                            ---------
         such Spare Parts, including those purchased following termination of
              -----------
         this Agreement.
              ---------

10.      WARRANTY AND LIMITATION OF LIABILITY

10.1.    TERAYON hereby warrants the Product to be free from manufacturing and
                                     -------
         material defects for a period of one (1) year effective from the TCVN after delivery, and also to be conforming to specifications as contained in Attachment A.

10.1.1. It is explicitly excluded from any warranty, damages to the external parts of the Product such as cabinets, panels, finishing and buttons
                      -------
         unless originated by a material defect.

10.1.2. Burnt or damaged components in the power supply circuit, input stage of the tuner shall be assumed to be result of electrical stress.

[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

                       CONFIDENTIAL TREATMENT REQUESTED

10.2. TERAYON is hereby committed to directly or indirectly, by an appointment of a third party under mutual written agreement with NET BR to repair without charge or replace without charge, at its option, to NET BR's NACS, if NACS within one year after delivery of the Product to the NACS,
                                                           -------
       notifies TERAYON of a claimed defect in workmanship or materials. This promise does not cover damage caused by misuse, negligence, accident, or Product that have been tampered with, or subjected to unusual physical or
       -------
       electrical stress or atmospheric discharges or any other cause of damage other than defect in material or workmanship. If during such one year period (I) TERAYON is notified promptly in writing upon discovery of any defect in the goods, including a detailed description of such defect,
       (II) after first having obtained written consent to send them, such goods are sent to TERAYON, and (III) TERAYON's examination of such goods discloses to its satisfaction that such goods are defective and such defect is not the result of any damage caused by misuse, negligence, accident, improper installation, repair or alteration by someone other than TERAYON, improper testing, or use contrary to any instructions issued by TERAYON, or Product that have been tampered with, or subjected
                             -------
       to unusual physical or electrical stress or atmospheric discharges or any other cause of damage other than defect in material or workmanship then Product purchased from TERAYON as covered by this warranty, will be
       -------
       repaired within thirty (30) days from receipt by TERAYON, TeraPro and TeraLink, covered by this warranty, will be either repaired or temporarily replaced, while repair takes place within sixty (60) days, TERAYON shall only charge the cost of freight, package and in-transit insurance to and from TERAYON.

10.3. NET BR's sole and exclusive remedy and TERAYON's sole and exclusive obligation for a breach of such warranty will be timely repair or replacement of the defective Product or refund of the applicable purchase
                                    -------
       price, all in accordance with TERAYON's then-standard warranty policy. EXCEPT AS EXPRESSLY SET FORTH HEREIN, TERAYON EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT. NET BR shall make no additional warranties on behalf of TERAYON and agrees to indemnify and hold TERAYON harmless from any claims based on warranties given in violation of this Agreement.
                                                                 ---------

10.4. IN NO EVENT SHALL TERAYON BE LIABLE TO NET BR FOR ANY INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES, EVEN IF TERAYON HAS BEEN ADVISED OF THE POSSIBILITY THEREOF. In addition, in no event shall any direct damages from TERAYON to NET BR exceed [*****************************************]
       the amounts paid by NET BR to TERAYON hereunder. NET BR acknowledges that these limitations of liability are an essential element of the bargain between the parties and that in the absence of such limitations of liability, the economic terms of this Agreement would be substantially
                                             ---------
       different. This Section shall survive termination or expiration of the Agreement.
       ---------

[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

11.    INDEMNITY

11.1.  In addition to any other indemnities set forth in this Agreement, NET BR
                                                              ---------
       hereby agrees to indemnify, defend and hold TERAYON harmless from any claim, lawsuit, legal proceeding, settlement or judgment, including, without limitation, TERAYON's reasonable attorneys' fees and costs incurred in the defense of the same, resulting from or arising out of (a) any acts or omissions of NET BR, its employees or its agents, including without limitation any representations or warranties and Product
                                                                -------
       warranties made by NET BR, its employees or agents regarding the Product,
                                                                        -------
       (b) any death of or personal injury to any person or damage to property due to negligence, recklessness, or willful misconduct of NET BR or NET BR's officers, employees, agents or customers, or (c) failure of NET BR to obtain any governmental authorization.

11.2. TERAYON agrees to indemnify and hold NET BR harmless from any and all damages, loss, demands, fees, expenses, fines, penalties, and costs (including without limitation reasonable attorney's fees, costs and disbursements) finally awarded against NET BR and arising from any United States claims, suits, actions or proceedings brought against NET BR by any third party that alleges that the Product infringe any United States
                                             -------
       patent, copyright, trademark or other intellectual property right of a third party or misappropriate any third party trade secret; provided that NET BR provides TERAYON (i) prompt written notice of the existence of such claim, suit, action or proceeding, (ii) sole control over the defense or settlement of such claim, and (iii) assistance at TERAYON's request to the extent reasonably necessary for the defense of such claim or suit.

11.3. Upon notice of any claim of infringement or upon reasonable belief of the likelihood of such a claim, TERAYON shall have the right, at its option,
       (i) to obtain the rights to continued use of any Product, (ii) substitute
                                                        -------
       other suitable, functionally equivalent, non-infringing equipment, hardware and/or software, (iii) replace or modify the Product or its
                                                             -------
       design so that it is no longer infringing, or (iv) refund to NET BR or its customers the purchase price of such Product upon its return.
                                                -------

11.4. Notwithstanding the foregoing, TERAYON shall not indemnify NET BR for any claims based on (a) any non-TERAYON intellectual property incorporated in or combined with a Product where in the absence of such incorporated
                          -------
       intellectual property, the Product would not have been infringing, (b)
                                  -------
       Product that have been altered or modified by NET BR or any third party
       -------
       where in the absence of such alteration or modification the Product would
                                                                   -------
       not be infringing; (c) any combinations of the Product with any product
                                                                       -------
       or services not supplied or authorized by TERAYON where in the absence of such combination, the Product would not have been infringing; and (d) any
                             -------
       use of an outmoded version of the Product for which NET BR has been
                                         -------
       supplied an updated, revised or repaired Product which is not infringing.
                                                -------

12.    TRADEMARK AND TRADE NAMES

12.1. It is hereby acknowledged that neither NET BR itself nor NET BR's NACS have any interest in TERAYON's trademarks or trade names, patents or copyrights and that cooperation will be extended to TERAYON to secure TERAYON's registration of such trademarks, trade names, patents or copyrights in Brazil.

12.2. NET BR recognizes that TERAYON utilizes a combination of acronyms, trademarks, trade names and other marketing names, a current list of which is set forth on Exhibit E hereto Trademarks. NET BR acknowledges the validity of the Trademarks and TERAYON's ownership thereof. NET BR shall not challenge TERAYON's rights to use the Trademarks which TERAYON may apply to or use in connection with the Product. TERAYON may from time
                                                  -------
       to time attach other or additional marks or names to Product, and NET BR
                                                            -------
       shall be deemed to have waived any challenge of TERAYON's rights thereto, unless NET BR gives written notice of an objection to such use within thirty (30) days after the first sale of such Product by NET BR.
                                                     -------

12.3.  If NET BR in the course of its business in the sale of the Product
                                                                  -------
       acquires any goodwill or reputation in any of the Trademarks of TERAYON applied thereto, then at the expiration or termination of this Agreement all such goodwill or reputation automatically shall vest in TERAYON without any separate payment or other consideration of any kind to NET BR.

12.4. NET BR shall, at the request and expense of TERAYON, do such acts or things as TERAYON may reasonably require for the purpose of obtaining, maintaining, enforcing and preserving any of the Trademarks, or other property right of TERAYON in the Territory, provided, however, that NET BR agrees that only TERAYON has the right to enjoin any infringement or registration by a third party of the Trademarks or similar rights.

12.5. NET BR shall not adopt, use, or register any acronym, trademark, tradename or other marketing name of TERAYON or any confusingly similar work or symbol as part of NET BR's own name or the name of any of its NACS or the name of the Product it markets.

                       CONFIDENTIAL TREATMENT REQUESTED

13.    SOFTWARE LICENSE AND OWNERSHIP

13.1. Certain proprietary TERAYON software or firmware may be incorporated in the Product. Such software or firmware (collectively, "Software") is
           -------
       licensed, not sold to NET BR. Subject to the terms and conditions of this Agreement, TERAYON grants to NET BR during the term of this Agreement a
       ---------                                                   ---------
       nonexclusive, nontransferable, royalty-free license in the Territory to distribute through NET BR's ordinary sales channels any Software incorporated in the Product solely as incorporated in executable code or
                           -------
       firmware format therein, and to permit end users of the Product to use
                                                               -------
       the Software solely as incorporated in the Product. To the extent
                                                  -------
       permissible by applicable law, NET BR shall not itself, or permit others to, reverse compile, reverse engineer or otherwise disassemble the Software. To the extent permissible by applicable law, no rights to copy, prepare derivative works or to publicly perform or display any Software are granted to NET BR or end users hereunder.

13.2. By granting licenses to NET BR hereunder, TERAYON does not in any way grant any ownership interest in any TERAYON intellectual property rights. All rights not expressly granted herein by TERAYON to NET BR are reserved by TERAYON.

13.3. NET BR shall not alter, obscure or remove any copyright notices or any other proprietary rights notices placed on the Product.
                                                      -------

13.4.  All Product marketed by NET BR shall be sold only in the form shipped by
           -------
       TERAYON, and NET BR shall not alter, modify, or change any Product or its
                                                                  -------
       package or use in relation to any Product.
                                         -------

13.5.  TERAYON represents that the Product were developed by TERAYON and its
                                   -------
       licensors and that TERAYON possesses all rights and licenses necessary to grant the license rights set forth herein.

14.    [********************]

       At such time as NET BR has purchased an aggregate of [******************] units of Product from TERAYON, TERAYON shall use diligent and
                -------
       commercially reasonable efforts to [************************************
       **************************************************************
       **********]. TERAYON shall give written information to NET BR on the [*************], within six (6) months. [*****************] to be timely
       [*********] by TERAYON to NET BR shall be entitled by TERAYON to be a [**********************] of TERAYON [********************] hereinunder if
       TERAYON: [***************************************************] (other
                                                             -------
       than as a result of alleged infringement); or (ii) files for or is placed in bankruptcy or (iii) makes an arrangement for the benefit if creditors (files for Chapter 11 protection).


[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

15.      TECHNICAL ASSISTANCE

15.1. Technical assistance will be provided at TERAYON facilities unless otherwise agreed to in writing by the parties.

15.2. Assistance to designated personnel for the understanding of the Technical Data and the Product will be supplied by TERAYON's
                                -------
         supervision and responsibility by way of:

15.2.1. Assistance with the solution of problems encountered by designated personnel for the general understanding of the technical data and Product hereinunder;
         -------

15.2.2. Details on technical standards and interpretation of symbolic representations used; and

15.2.3. Information on possible sources of supplementary documentation, useful for the clarification of specific details of the technical data and Product hereinunder.
         -------

15.3. Assistance to designated personnel in understanding the theory of the operation and the adequacy of the Product including interaction with
                                           -------
         the designated personnel on NET BR or NET BR's NACS actual or intended methods and procedures to be used in the integration of the Product.
                                                                     -------

15.4. NET BR and/or its NACS will pay and be responsible for all travel and living expenses of its corresponding personnel, as well as for the technical personnel appointed by TERAYON, TO PROVIDE FOR THE TECHNICAL ASSISTANCE GIVEN WITHIN THE TERMS OF THIS SECTION.

15.5. Direct engineering and technical assistance will be rendered by TERAYON at standard customers assistance fees, subject to availability of resources. It is understood, however, that there will be no additional charge for reasonable follow up inquiries not directly involving meeting or further training through common media regarding the contents of the Product.
                -------

15.6.    First training related to TeraPro and TeraLink Installation will be
                                   -------     --------
         made by TERAYON at no additional cost. Any extra training will be offered at TERAYON's then-standard rates plus travel and related expenses.

16.      TRAINING AND PRE-REQUESTS FOR TRAINING

16.1. TERAYON will develop a training program either for NET BR or its NACS personnel as contained in Attachment D. During such training program, designated personnel will abide by all TERAYON internal rules and regulations, and the facilities' regulations.

16.2. NET BR's NACS shall bear the entire expense of all salaries, fringe benefits, travel and living expenses of its personnel in training and all travel and living expenses of technical staff appointed by TERAYON TO GIVE SUCH TRAINING TO THE DESIGNATED PERSONNEL IN BRAZIL IN A PLACE DESIGNATED AND AGREED TO BETWEEN NET BR OR ITS NACS. TERAYON PERSONNEL REQUIREMENTS TO MEET THE ASSISTANCE REQUIRED SHALL BE ARRIVED AT BY MUTUAL NEGOTIATION AND IN ALL EVENTS SUBJECT TO REASONABLE USE OF TERAYON'S PERSONNEL.

16.3. The training by TERAYON OF THE TECHNICIANS INDICATED BY NET BR OR ITS NACS WILL ENCOMPASS THE ENTIRETY OF THE SUBJECTS LISTED IN ATTACHMENT D HERETO. TERAYON ACKNOWLEDGES THAT SAID TRAINING IS OF THE NATURE AND TYPE USED TO TRAIN ITS LIKE CUSTOMERS AND TERAYON ACKNOWLEDGES THAT SAID TRAINING IS DESIGNED TO ENABLE SUCH CUSTOMERS TO CLEARLY UNDERSTAND THE PRODUCT. IF ADDITIONAL TRAINING IS REQUIRED, TERAYON
                        -------
         AGREES TO GIVE EXTRA TRAINING ON TERAYON'S NORMAL CUSTOMERS TRAINING FEES PLUS ALL REQUIRED TRAVEL AND RELATED EXPENSES IF ANY.

17.      CONFIDENTIAL INFORMATION

17.1. NET BR shall not, at any time, except as required in connection with the performance of its duties hereunder, directly or indirectly, use, disseminate, disclose or publish any confidential information (as defined in Section 17.2 below) obtained from TERAYON or obtained from other sources with respect to TERAYON. NET BR further agrees that it will use its best efforts to obtain agreement from each of its employees or agents who perform duties in connection with this Agreement that they will conform to the above, and further that they will not violate NET BR's duties with respect to the confidential information in which TERAYON has reserved proprietary rights. Notwithstanding the foregoing, NET BR shall have no liability for use, reproduction or disclosure of confidential information obtained from TERAYON if:

         a)  TERAYON gives its prior express written consent thereto;

         b) NET BR establishes that the confidential information was already known to NET BR, without obligation to keep it confidential, at the time of its receipt from TERAYON, as evidenced by documents in the possession of NET BR prepared or received prior to TERAYON's disclosure;

         c)  NET BR establishes that the confidential information was received

         d) by NET BR in good faith from a third party lawfully in possession thereof and having no obligation to keep such information confidential; or

         e) NET BR establishes that the confidential information was publicly known at the time of its receipt by NET BR from TERAYON or has become publicly known other than by a breach of this Agreement or other action by NET BR.

17.2. For purposes of this Section, confidential information shall include, but not be limited to, any information, data, process, technique, program, computer software, design, drawing, formula, test data, work- in-process, future development, engineering, manufacturing, marketing, financial or personnel matter relating to the TERAYON, its research, development, present or future Product,
                                                                       -------
             sales, customers, employees, opportunities, markets, or business, whether in oral, written, graphic or electronic form.

17.3. The obligations of NET BR under this Section 17 shall continue notwithstanding any termination or expiration of this Agreement.
                                                                   ---------
18.          TITLE, RISK OF LOSS AND DELIVERY

18.1.        Title to the Product and risk of loss of the Product shall pass to
                          -------                         -------
             NET BR or to its assigned NACS when TERAYON delivers such Product
                                                                       -------
             to a common carrier or NET BR's agent so designated in writing. Delivery shall be ex TERAYON's factory.

18.2. The delivery dates agreed to by TERAYON are in accordance to the shipment schedule, and TERAYON shall be liable and in breach of its obligations to NET BR due to late deliveries.

18.3. TERAYON may, upon NET BR prior written approval on TERAYON's written notice, change the shipment schedule previously to a certain shipment, and such change shall be mutually agreed between the parties, and shall incorporate the current shipment schedule so as to become the new shipment schedule, unless NET BR objects to such schedule change in writing within ten (10) calendar days of receipt of TERAYON's notice.

19.          TRIBUTES OR TAXATION

             All Brazilian taxes and/or any other government charges applicable to the sale of product including those applicable to the sale of products to distributor due as a consequence of this Agreement
                                                                  ---------
             shall be paid by NET BR, and all taxes, assessments and levies either on the receipt of the remuneration by TERAYON or directly related government charges in connection with the manufacturing activities in he US shall to be paid by TERAYON. The parties shall indemnify and hold each harmless against any tax liability therefor. The parties shall receive no compensation from each other in the form of money commissions or the like.

                        CONFIDENTIAL TREATMENT REQUESTED

20.          BREACH
20.1. Any of the following acts by the parties shall constitute a breach of the parties obligations hereunder:

             a) failure to manufacture conforming and quality Product under the Agreement herein;
             b) failure to accept conforming Product as supplied hereunder as
                                             -------
                well as to return such conforming Product as previously agreed
                                                  -------
                in writing.
             c) failure to supply warranty, supporting services, maintenance, installation assistance and training as agreed upon in Sections hereinabove.
             d) failure to make payment for the Product and services related to
                                                -------
                the Agreement when due;
                    ---------
             e) the filing of a voluntary or involuntary petition in
                bankruptcy against the parties, the institution of any proceeding in insolvency or bankruptcy against the parties, including reorganization and assignment and/or arrangement for the benefit of creditors, the appointment of a trustee or Receiver of the parties.
             f) any other act by the parties in violation of any provision hereof.

21.             TERM

21.1.           This Agreement shall only be effective upon previous NET BR and
                     ---------
                TERAYON mutual and written approval of Attachments A and B terms what shall occur no later than (30) days as of the last signature of the Agreement hereinunder.
                                 ---------

21.2.          This Agreement will terminate on the last day of its term which
                    ---------
               shall occur DECEMBER 31, 1999. However, this Agreement will be
                                                            ---------
               extended for additional one (1) year terms upon mutual notice in writing ninety (90) days prior to either the date of termination of the first term of the Agreement or to any of the subsequent
                                        ---------
               terms thereof, (the "Term").

21.3.          in the event that NET BR desires to renew this Agreement for
                                                              ---------
               successive periods to be defined by the parties upon mutual agreement in writing, TERAYON is hereby committed to NET BR and its NACS to sell the Product or its Spare Parts to them [*****]
                                    -------        -----------
               when compared to TERAYON's standard pricing policy for the sale of the same Product [******].
                           -------

22.            TERMINATION

22.1.          This Agreement may be terminated by written notice at the option
                    ---------
               of a party having such right, as provided hereunder:

[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

22.1.1.        By NET BR in case of Product lack of performance and/or
                                    -------
               governmental act or legislation;

22.1.2. By either party in case of bankruptcy, receivership, concordat, reorganization and assignment and/or arrangement for the benefit of creditors, the appointment of a trustee or Receiver, or liquidation of the other party; or

22.1.3.        By both parties mutual written Agreement in case of occurrence
                                              ---------
               of a specific Act of God or a specific event of Force Majeure which continues for more than three (3) months; or

22.1.4. By the non-defaulting party if the other party fails to perform any of its obligations under this Agreement and does not remedy
                                                 ---------
               such default within thirty (30) calendar days following receipt of a written notice from the non-defaulting party requesting such remedy, then the non-defaulting party shall have the right by notice in writing to terminate this Agreement and thereupon all
                                                   ---------
               rights of the defaulting party hereunder shall cease without prejudice to the remedy of either party against the other in respect of any previous breach of any of the provisions hereinunder; or

22.1.5. By either party in the case of disclosure by the other party of proprietary information or of this Agreement without the explicit
                                                  ---------
               written consent by the Disclosing Party.

22.2.          If this Agreement is terminated by TERAYON due to NET BR's
                       ---------
               failure to pay or failure to cause an assigned NACS to pay or due to an effective lack of payment of any amounts due, the correspondent NACS will:

22.2.1. Not disclose any of the Technical Data or any other information hereunder received through NET BR or TERAYON;

22.2.2. Pay TERAYON through NET BR all amounts due and unpaid hereunder, including reasonable expenses.

22.3.          If TERAYON terminates the Agreement for reasons other than
                                         ---------
               resulting from NET BR's breach, then:

22.3.1. NET BR and/or its assigned NACS will be free to use the Technical Data already provided under the terms of this Agreement
                                                                       ---------
               as it relates to the continuous proper functioning and operation of the TERAYON equipment as supplied by TERAYON or the Second Source Supply defined in section 14 hereinabove.

22.4.          The termination of this Agreement will not prejudice any claim
                                       ---------
               of TERAYON or NET BR as the same may be accrued or to accrue on account of any default by NET BR or TERAYON as the case may be.

22.5. Upon termination or expiration of this agreement, TERAYON shall have the right, but not the obligation , to repurchase from NET BR all products and spare parts for products then in NET BR's inventory or in transit. Any products or spare parts not so repurchased may be disposed of by NET BR without prejudice or charge back to TERAYON.

22.6. Upon expiration or termination of this agreement for reasons other than those contemplated in this Agreement, NET BR agrees to do the following:
                                  ---------
       a) Deliver to TERAYON all records related to services, sales and licenses which pertain to the product.
       b) Refrain thereafter from representing itself as a TERAYON distributor or using any trade names or trademarks of TERAYON.
       c) If applicable, change within ninety (90) days, its name to any other name which do not incorporate the trademarks or trade names of TERAYON.
       d) Return to TERAYON or immediately destroy all stationary, advertising mater or any other printed material in its possession under its control containing or bearing any trademark or trade name of TERAYON; and
       e) Take all appropriate steps to remove and cancel its listing in telephone books, directories, public records or elsewhere which state or indicate that NET BR is a distributor of TERAYON.

22.7.  This Agreement will terminate on the last day of its Term.
            ---------

22.8. If the parties hereafter agree to conduct future TCVN trials or Commercial Verification trials, the TCVN for each such trial shall be the one jointly developed by the parties for that trial, as stated hereinunder.

23.    WAIVER

      The waiver of any default by either of the parties of any of the terms and conditions of this Agreement, will not represent the waiving of any other
                         ---------
      default related to any other term or condition, but will apply solely in cases where such waiver is conceded.

24.   ASSIGNMENT OF THE AGREEMENT

24.1. Neither of the parties may cede, transfer or assign the Agreement
                                                              ---------
      hereunder or its rights in whole or in part to any third parties except for NET BR's purchase orders assignment to its NACS, without prior written notice of such transaction, which shall be subject to previous approval by the other party in writing except to NET BR's NACS as above.

24.2.    This Agreement shall endure to the benefit of and be binding upon the
              ---------
         parties hereto and their respective successors and assigns.

25.      FORCE MAJEURE

         Force Majeure shall mean any event or condition, not existing as of date of signature of this Agreement not reasonably foreseeable as of
                                   ---------
         such date and not reasonably within the control of either party, which prevents in whole or in material part the performance by one of the parties of its obligations hereunder. Without limiting the foregoing, the following shall constitute events or conditions of Force Majeure: act of State or Governmental action, riots, disturbances, civil war, war, strikes, lockouts, slowdowns, prolonged shortage of energy supplies, material shortages, epidemics, fire, flood, earthquake, lightning and explosion.

26.      GOVERNING LAW

26.1.    Any dispute in connection with this Agreement shall be finally settled
                                             ---------
         by arbitration in accordance with the laws of the State of California - USA.

26.2. The arbitration shall be held in Los Angeles, before three arbitrators. TERAYON and NET BR shall be entitled to appoint one arbitrator each and the third arbitrator shall be appointed jointly by the two arbitrators appointed by TERAYON and NET BR except for any law conflicts.

26.2.1. The arbitration proceedings shall be in English and shall be conducted on a confidential basis.

26.3. Any award, order or judgment pursuant to such arbitration shall be deemed final and may be entered and enforced according to the law each party agrees for the purpose of the enforcement of the arbitration to be bound either by the award and the corresponding law.

26.4. New York, NY, shall be the appropriate venue for the resolution of disputes hereunder, given that nothing contained in the Agreement
                                                                 ---------
         herein shall neither infringe nor be construed to infringe or adversely affect the enforcement of any applicable law or regulation of Brazil.

26.5. The parties shall not engage in any business practice which is illegal under the laws of any jurisdiction within the Territory of Brazil. Without limiting the foregoing, the parties hereby agree to abide by and comply with the export control laws of the United States of America, as such laws may be amended from time to time. In addition, the parties hereby agree that they shall comply with the requirements of the U.S. Foreign Corrupt Practices Act (the "Act") and shall refrain from any payments to third parties which would cause the other party to violate the Act. The parties hereby agree to indemnify and hold the other party harmless from any breach of this Section .

27.      NOTICES AND NOTIFICATIONS

27.1. All notices, notifications, requests and any other form of communication required under this Agreement, will be sent by Telefax or
                                           ---------
         registered air mail to the addresses of the Parties mentioned in this Agreement, or to other addresses specified by notices in writing, and a
         ---------
         copy will be addressed separately to the "attention of the Agreement
                                                                    ---------
         Administrator", at the address hereunder defined.

27.2.    Within fifteen (15) days from the Effective Date, each of the parties
                                           --------------
         will appoint its Agreement Administrator and will notify the other
                          ---------
         party with the name and address of the Administrator who will be fully authorized to take all measures necessary for the implementation of this Agreement.
              ---------

27.3.    The parties may appoint a different Agreement Administrator at any
                                             ---------
         time, upon written notice to the other party.

27.4.    The Agreement Administrator's responsibilities include the obligation
             ---------
         to analyze and coordinate solutions to problems as soon as they are brought to the parties' attention and to notify the appropriate personnel of the party in order to solve any such problems promptly.

27.5. NET BR shall promptly give TERAYON written notice of any transaction affecting either the control of its capital stock, or any material change in the respective interest of any partners. In the event that TERAYON in its reasonable discretion determines that the continuation of this Agreement subsequent to such a transaction or change would be detrimental to TERAYON's original interests deriving herefrom, then TERAYON upon mutual Agreement with NET BR may terminate this Agreement effective ninety (90) days after written notice thereof.

28.      AGREEMENT AND MODIFICATION

28.1.    This Agreement and the attachments and exhibits are the sole statement
              ---------
         of the terms and conditions applicable to the subject matter herein.

28.2.    This Agreement may only be modified by a written amendment signed by
              ---------
         representatives duly authorized to so bind TERAYON and NET BR. This Agreement shall not be supplemented or modified by a course of
         ---------
         performance or trade usage.

28.3. Independent parties. The parties shall act as independent contractors under the terms of this agreement. The parties are not and shall not be deemed to be employees, agents, co-venturers or legal representatives of each other for any purpose. The parties shall not be entitled to enter into any contracts in the name of, or on behalf of each other, nor shall they be entitled to pledge the other party's credit in any way or hold themselves out as having authority to do so.

30.2.    Severability. All provisions of this Agreement shall be considered as
                                              ---------
         separate terms and conditions; and in the event that anyone shall be held illegal; invalid; or unenforceable; all other provisions hereof shall remain in full force and effect as if the illegal; invalid; or unenforceable provision were not a part thereof. Should any such provision reasonably be considered by either party as an essential element of this agreement, the parties hereto shall negotiate a replacement provision in good faith through an adequate amendment to the contract. If the parties are unable to agree upon the terms of such replacement provision within ninety (90) days of the contravening provisions termination; then this agreement may be terminated at the option of the party reasonably considering such contravening provision to be an essential element of this Agreement effective upon the giving
                                            ---------
         of a thirty (30) days written notice to the other party to such effect.

IN WITNESS WHEREOF, the Parties have entered into this Agreement on the basis of
                                                       ---------
good-will and with the intention to cooperate for the mutual benefit and consider the Agreement effective as an entire Agreement between themselves in
             ---------                        ---------
respect to its subject matter.

                                   AGREED TO:

TERAYON CORPORATION LTD.              NET BRASIL S.A.

BY:                                   BY:
   --------------------------            --------------------------

SIGNATURE:                            SIGNATURE:
          -------------------                   -------------------

TITLE:                                TITLE:
      -----------------------               -----------------------


BY:                                   BY:
   --------------------------            --------------------------

SIGNATURE:                            SIGNATURE:
          -------------------                   -------------------

TITLE:                                TITLE:
      -----------------------               -----------------------



SANTA CLARA,  JULY 1997.              SAO PAULO, 30 JUNE 1997.



                                   WITNESSES



1.                                    2.
  ---------------------------           ---------------------------
         FOR TERAYON                           FOR NET BRASIL

                                 ATTACHMENT A

            PRODUCT LIST

            PRODUCT FUNCTIONALITY

            PRODUCT TECHNICAL DATA AND SPECIFICATIONS

                                 ATTACHMENT B

            ACCEPTANCE TEST PLAN

                       CONFIDENTIAL TREATMENT REQUESTED

                                 ATTACHMENT C

                  VOLUME COMMITMENT
                   NET BR and NACS           [******]

          ---------------------------------
          [************]    [*************]
          ---------------------------------
          [*******]             [****]
          ---------------------------------
          [*******]             [****]
          ---------------------------------
          [*******]            [*****]
          ---------------------------------
          [*******]            [*****]
          ---------------------------------
          [*******]            [*****]
          ---------------------------------
          [*******]            [*****]
          ---------------------------------
          [**** (********)]   [******]
          ---------------------------------


                            [*******]

                               [********] [*****]
-----------------------------------------------------------------------------
              [*********]      [***************]     [******************]
-----------------------------------------------------------------------------

[*******]      [********]             [********]               [********]
-----------------------------------------------------------------------------

[********]        [********]             [********]                [********]
-----------------------------------------------------------------------------

[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

                                 ATTACHMENT D

                           TERAYON TRAINING PROGRAM


1.  TERACOMM SYSTEM OVERVIEW
        .  Current System Release Supported Feature Sets
        .  Provisioning Server - Overview & Demo


2.  TERACOMM SYSTEM TRAINING


3.  PRE-INSTALLATION CRITERIA
        .  Network/Plant Characterization & Readiness
        .  LAN / WAN  Network Preparation
        .  In Home Installation
        .  Billing & Provisioning Preparation
        .  Headend Combining & Splitting


4.  TERACOMM SYSTEM INSTALL & ACTIVATION
        .  INITIAL System Turn up and Configuration
               .  CU Installation
               .  RU Installation
               .  RU to CU Connectivity
               .  Router Connection / ACIP
               .  Subscriber Activation & Disconnect


5.  TERACOMM SYSTEM MANAGEMENT & TROUBLESHOOTING
        .  Diagnostics & Trouble Shooting
        .  System Faults & Alarms
        .  SNMPc / MIBs


Terayon Training Schedule to be updated as required.

                       CONFIDENTIAL TREATMENT REQUESTED

                                 ATTACHMENT E

                     [***********************************]

===================================================================================================
[*************]                                  [*****]                              [**********]
---------------------------------------------------------------------------------------------------
[*******]                    [*****************************************                [********]
                                  **********************************************
                                  ************]
---------------------------------------------------------------------------------------------------
[*******]                    [*****************************************                 [*******]
                                  ********************************************
                                  ***************************]
---------------------------------------------------------------------------------------------------
[**********                  [*****************************************                 [*******]
********]                         ********************************************
                                  ***************************]
---------------------------------------------------------------------------------------------------
TER - 002.2P              4. Apparatus and method for establishing Frame                7/19/96
(CIP #2)                          Synchronization in Distributed Digital Data
                                  Communications Systems
---------------------------------------------------------------------------------------------------
[*******]                    [**************************************                    [*******]
                                  ***********************************************
                                  *************]
---------------------------------------------------------------------------------------------------
TER - 004                 6. Apparatus and method for Digital Data                      3/14/96
                                  Transmission over CATV system using
                                  ATM Transport protocol
---------------------------------------------------------------------------------------------------
[**********]                 [*****************************************                 [*******]
                                  ***************************************
                                  *******************]
---------------------------------------------------------------------------------------------------
[**********                  [*****************************************                 [*******]
*****]                            ************]
---------------------------------------------------------------------------------------------------
[**********                  [****************************************]                 [*******]
*****]
===================================================================================================

[*] - Indicates confidential information that has been omitted and filed separately with the Securities and Exchange Commission.